Exhibit 10.39

CONVERTIBLE NOTE PURCHASE AGREEMENT

This Convertible Note Purchase Agreement (“Agreement”) is entered into as of the 11th day of October, 2018, by and between Ourgame International Holdings Limited, a Cayman Islands corporation (the “Company”), and the undersigned purchasers (each a “Purchaser,” and collectively, the “Purchasers”).

INTRODUCTION

A.                  The Company is engaging in an offering and sale (the “Offering”) of secured convertible promissory notes in the form attached hereto as Exhibit A in an aggregate principal amount of $10,000,000 (the “Notes”).

B.                  As part of the Offering, the Company wishes to issue to each Purchaser, and each Purchaser desires to purchase from the Company, in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), a Note in an original principal amount set forth on the signature pages hereto, subject to the terms and conditions herein.

C.                  On September 25, 2018, the Company, its indirect subsidiary, Allied Esports International Holdings Limited (“Allied Esports”), and Black Ridge Acquisition Corp. (“Black Ridge”) entered into that certain Term Sheet (the “Term Sheet”), pursuant to which, among other things, Allied Esports, will merge with and into a wholly owned subsidiary of Black Ridge, and another subsidiary of Black Ridge will purchase from the Company or its subsidiary the outstanding capital stock of WPT Enterprises, Inc., an indirect subsidiary of the Company (“WPT”) (the “SPAC Transaction”). As a result of the SPAC Transaction, the Company will own, through its subsidiaries, shares of common stock (the “BRAC Common Stock”) of Black Ridge.

D.                  The proceeds of the Offering are intended to provide the Company, Allied Esports and WPT proceeds necessary to, among other things, effectuate the SPAC Transaction.

AGREEMENT

Now, Therefore, in consideration of the foregoing facts and premises hereby made a part of this Agreement, the mutual promises hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Article 1

Purchase and Sale of Securities

1.1                Purchase and Sale. Each Purchaser hereby irrevocably subscribes to purchase a Note in an aggregate principal amount set forth on Purchaser’s signature pages hereto (the “Purchase Price”). Each Purchaser acknowledges that this subscription is subject to acceptance or rejection (in whole or in part) at the discretion of the Company. Attached hereto as Exhibit C is the list of Purchasers and the Purchase Price of the Note set forth opposite such Purchaser’s name which each Purchaser is purchasing.

1.2                Acceptance. The Company will accept the subscriptions by executing and delivering to each Purchaser a countersigned copy of this Agreement and issuing to each Purchaser a Note in an original principal amount equal to the Purchase Price.

1.3                Warrants. In consideration of each Purchaser’s payment of the Purchase Price, upon consummation of SPAC Transaction (the “SPAC Closing”), each Purchaser shall receive a Warrant (the “Warrant”) to purchase shares of BRAC Common Stock in an amount equal to the product of (i) 3,800,000 shares, multiplied by (ii) the Purchase Price, divided by (iii) $100,000,000. The Purchase Price in the above equation will reflect, with respect to each Purchaser, any failure by such Purchaser to make the Second Payment pursuant to such Purchaser’s Note (as set forth in Section 1 of the applicable Purchaser’s Note). The Warrant shall be subject to the exercise price and such other terms and conditions as determined by Black Ridge and the Company in the SPAC Transaction, provided, however, the terms and conditions of the Warrant and the date of issuance of the Warrants shall be the same as the warrants to be issued to the Company and/or its affiliates in connection with the SPAC Transaction. If the SPAC Closing does not occur for any reason, Purchaser shall not receive any Warrant. For clarity, if the SPAC Closing does occur, Purchaser shall receive the Warrant even if Purchaser elects to not convert all of the outstanding principal of such Purchaser’s Note.

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1.4                Earn-out Shares. In consideration of Purchaser’s payment of the Purchase Price, the Company shall cause Black Ridge to issue to Purchaser shares of BRAC Common Stock (the “Earn-out Shares”) equal to the product of (i) 3,846,153 shares, multiplied by (ii) the Purchase Price, divided by (iii) $100,000,000, upon the satisfaction of the following conditions:

(a)                Purchaser exercises Purchaser’s rights to convert all of the outstanding principal of Purchaser’s Note into “Conversion Shares” (as defined in the Purchaser’s Note) in connection with the SPAC Closing;

(b)               Purchaser must have made the Second Payment (as set forth in Section 1 of the applicable Purchaser’s Note); and

(c)                At any time within five years after the date of the SPAC Transaction, the last exchange-reported sale price of BRAC Common Stock trades at or above $13.00 for thirty (30) consecutive calendar days.

If the SPAC Closing does not occur for any reason, or any Purchaser elects to not convert all of the outstanding principal of such Purchaser’s Note, then each such Purchaser receives no Earn-out Shares. The Earn-out Shares shall be subject to such other terms and conditions as determined by Black Ridge and the Company in the SPAC Transaction, provided, however, the terms and conditions of the Earn-out Shares and the date of issuance of the Earn-out Shares shall be the same as such shares to be issued to the Company and/or its affiliates in connection with the SPAC Transaction.

Article 2

Purchaser’s Representations and Warranties

Each Purchaser hereby severally represents, warrants, acknowledges and agrees to the following for the benefit of the Company as set forth in this Article 2:

2.1                Purchaser has obtained and read (i) this Agreement, (ii) the bylaws and/or other applicable formation and governing documents of the Company (the “Organizational Documents”), (iii) the Term Sheet, (iv) the Risk Factors attached as Exhibit B, (v) the public reports of the Company available at http://ir.ourgame.com/en/ir/info/report.html, (vi) the public reports of Black Ridge available online at https://www.sec.gov/, and (vi) any other documents specifically requested by Purchaser. All documents described in clauses (i) through (vi) above are collectively referred to hereinafter as the “Disclosure Documents.” Purchaser has read and understands the Disclosure Documents.

2.2                Purchaser: (i) has, either alone or with the assistance of a professional advisor, sufficient knowledge and experience in financial and business matters that Purchaser believes himself/herself/itself capable of evaluating the merits and risks of a prospective investment in the Notes, Warrants, Earn-out Shares and the BRAC Common Stock issuable upon conversion of the Note (collectively, the “Securities”) and the suitability of an investment in the Company, and after the SPAC Closing, Black Ridge, in light of Purchaser’s financial condition and investment needs, and legal, tax and accounting matters; (ii) has not relied on the Company or any of its representatives for financial, tax or legal advice, and (iii) is investing in the Company, and after the SPAC Closing, Black Ridge, solely on the basis of the information set forth in Disclosure Documents, irrespective of any other information which Purchaser may have received from the Company, Black Ridge or its representatives.

2.3                Purchaser has been given access to full and complete information regarding the Company and has utilized such access to Purchaser’s satisfaction for the purpose of obtaining information in addition to, or verifying information included in, the Disclosure Documents. Particularly, Purchaser has been given reasonable opportunity to meet with or contact Company representatives for the purpose of asking questions of, and receiving answers from, such representatives concerning the terms and conditions of the Offering and to obtain any additional information, to the extent reasonably available, necessary to verify the accuracy of information provided in the Disclosure Documents.

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2.4                Purchaser acknowledges that an investment in the Securities involves a high degree of risk, including but not limited to the risk of losing Purchaser’s entire investment in the Company, and after the SPAC Closing, Black Ridge.

2.5                Purchaser acknowledges that no federal or state agency, including the U.S. Securities and Exchange Commission (the “SEC”) or the securities commission or authority of any state, has approved or disapproved the Securities, passed upon or endorsed the merits of the Offering of the Securities or the accuracy or adequacy of the Disclosure Documents, or made any finding or determination as to the fairness or fitness of the Securities for public sale.

2.6                Purchaser has relied upon the advice of Purchaser’s legal counsel and accountants or other financial advisors with respect to tax and other considerations relating to the purchase of Securities in the Offering. Purchaser is not relying upon the Company or Black Ridge with respect to the economic considerations involved to make an investment decision in the Securities.

2.7                If Purchaser is an entity or unincorporated association: (i) Purchaser has the requisite corporate or other power and authority to enter into and to perform its obligations under this Agreement and to consummate the transactions contemplated hereby in accordance with the terms hereof; (ii) the execution, delivery and performance of this Agreement by Purchaser and the consummation by it of the transactions contemplated hereby have been duly authorized by Purchaser’s board of directors or other governing body and no further consent or authorization of Purchaser, its board of directors or its shareholders, members or other interest holders is required; and (iii) Purchaser was not formed or organized for the purpose of acquiring the Securities.

2.8                Purchaser is not required to give any notice to, make any filing, application or registration with, obtain any authorization, consent, order or approval of or obtain any waiver from any person or entity in order to execute and deliver this Agreement or to consummate the transactions contemplated hereby, except for filings required by applicable state securities laws and regulations.

2.9                Neither the execution and delivery by Purchaser of this Agreement, nor the consummation by Purchaser of the transactions contemplated hereby, will (i) violate any law, rule, injunction, or judgment of any governmental agency or court to which Purchaser is subject or any provision of its charter, bylaws, trust agreement, or other governing documents or (ii) conflict with, result in a breach of, or constitute a default under, any agreement, contract, lease, license, instrument, or other arrangement to which Purchaser is a party or by which Purchaser is bound or to which any of its assets is subject.

2.10            Purchaser is a bona fide resident of (or, if an entity, is organized or incorporated under the laws of, and is domiciled in), and received the offer and decided to invest in the Securities, in the state or jurisdiction set forth as Purchaser’s mailing address on the signature page to this Agreement.

2.11            Purchaser intends to receive and hold the Securities for Purchaser’s own account. Purchaser has no contract, undertaking, agreement or arrangement with any person or entity to sell or otherwise transfer the Securities to any such person or entity or to have any such person or entity sell the Securities on Purchaser’s behalf.

2.12            Purchaser has no need for immediate liquidity with respect to his, her or its investment and has sufficient income to meet Purchaser’s current and anticipated obligations. The loss of Purchaser’s entire investment in the Securities would not cause financial hardship to Purchaser and would not adversely affect Purchaser’s current standard of living, if applicable. In addition, the overall commitment of Purchaser to investments that are not readily marketable is not disproportionate to Purchaser’s net worth and Purchaser’s investment in the Securities will not cause such overall commitment to become excessive.

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2.13            Purchaser is not aware of any occurrence, event or circumstance upon the happening of which Purchaser intends to transfer or sell the Securities and Purchaser does not have any present intention to transfer or sell the Securities after a lapse of any particular period of time.

2.14            Purchaser has been informed that, in the view of the SEC and certain state securities commissions, a purchase of the Securities with a current intent to resell, by reason of any foreseeable specific contingency or anticipated change in market values, any change in the condition of the Company or the investment market as a whole, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of the Securities, would represent a purchase with an intent inconsistent with the representations set forth above, and that the SEC and certain state securities commissions might regard such sale or disposition as a deferred sale with regard to which an exemption from registration is not available.

2.15            On the signature pages to this Agreement, Purchaser has truthfully represented and warranted whether Purchaser is an “accredited investor” as defined in Regulation D of the Securities Act of 1933, including the basis on which Purchaser may satisfy such definition.

2.16            Transfer Restrictions. With respect to the registration status and transferability of the Securities, Purchaser understands, acknowledges and agrees that:

(a)                Neither the offer nor the sale of the Securities to be issued in connection with this subscription and the Offering have been registered under the Securities Act or under applicable state securities laws on the grounds that they are being issued in a transaction (i) involving a limited group of knowledgeable investors familiar with the proposed operations of the Company, and (ii) not involving a public offering and that, consequently, such transaction is exempt from registration under the Securities Act and applicable state securities laws. The Company, and after the SPAC Closing, Black Ridge, will rely on Purchaser’s representations herein as a basis for exemptions from the Securities Act’s registration requirements.

(a)                As a result of the offer and sale of the Securities in a transaction exempt from the registration requirements of the Securities Act, the Securities may not be sold, transferred or otherwise disposed of except pursuant to an effective registration statement or appropriate exemption from registration under the Securities Act and applicable state law and, as a result, the undersigned may be required to hold the Securities for an indefinite period of time.

(b)               Purchaser acknowledges and agrees that the Securities are subject to restrictions on transfer and will bear restrictive legends in substantially the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF SUCH ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, ALL AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE COMPANY TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

(c)                In addition to the restrictions on transfer of the Securities imposed by applicable federal and state securities laws, the BRAC Common Stock, as applicable, will, upon issuance, be subject to the terms and conditions of the Organizational Documents of the Company.

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2.17            Further Assurances. Upon the conversion of the Note (as described therein), exercise of a Warrant, or as a condition to the issuance of any Earn-out Shares, Purchaser (or any successors of Purchaser) hereby agrees to execute any documents reasonably requested by the Board of Directors of the Black Ridge for the purpose of admitting Purchaser as a stockholder of the Black Ridge in a manner compliant with the applicable law.

Article 3

The Company’s Representations and Warranties

3.1                The Company hereby represents and warrants to each Purchaser that the following representations and warranties are true and complete as of the date hereof:

a.       Organization; Good Standing; and Entity Power.

i.       The Company is a corporation duly organized, validly existing and in good standing under the laws of the Cayman Islands, and has all requisite corporate power and authority to carry on its business as now conducted.

ii.       The Company has all requisite legal and corporate power and authority to execute and deliver this Agreement, to issue and sell the Notes, and to carry out and perform its obligations under the terms of this Agreement and to consummate the transactions contemplated thereby. All necessary action has been taken by the Company with respect to the execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated thereby.

b.       Authorization. This Agreement has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms, subject to (i) applicable bankruptcy, insolvency, reorganization and moratorium laws, (ii) other laws of general application affecting the enforcement of creditors’ rights generally and general principles of equity and (iii) the limitation by federal or state securities laws or by public policy of rights to indemnification.

3.2                Warrants; BRAC Common Stock. After the SPAC Closing, the Company shall ensure that Black Ridge at all times maintain a number of authorized but unissued shares of BRAC Common Stock sufficient to satisfy the obligations under the Note and Warrant. When issued in compliance with the provisions of the Note or Warrant, the BRAC Common Stock issuable will be validly issued, fully paid and non-assessable.

Article 4
General Provisions

4.1                Agents for Purchasers.

(a)                By execution and delivery of this Agreement, each Purchaser hereby appoints each of Knighted Pastures LLC (“Knighted”) and Steve Lipscomb (the “Co-Agents”) as its true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, to act solely and exclusively on behalf of such Purchaser as specified herein.

(b)               The Co-Agents shall act as the representatives and agents of the Purchasers and shall be jointly authorized to act on behalf of the Purchasers and to jointly take any and all actions required or permitted to be taken by the Purchasers under the Note (other than as set forth below), the Security Agreement dated as of the date hereof by and among the Company, Allied Esports International Holdings Limited, the Purchasers and the other parties named therein (the “Security Agreement”), and the Share Pledge Security Agreement dated as of the date hereof by and among the Company, the Purchasers and the other parties named therein (the “Share Pledge Agreement”), in each case, with respect to the collection of amounts owed to Purchasers under the Notes and exercise of Purchasers’ rights under each of the Notes (other than as set forth below), Security Agreement and the Share Pledge Agreement. Co-Agents may agree on behalf of Purchasers to waive (on a case by case basis), or forbear on enforcement of, Purchaser’s rights, but shall not have the authority (i) to agree to any reduction in the amount owed to Purchasers under, or to agree to any amendment of the terms of, the Note Purchase Agreement, Note, Security Agreement or Share Pledge Agreement or (ii) to exercise any conversion or exchange rights of a Purchaser under the Note (which right shall be exercised solely by the Purchasers).

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(c)                The Purchasers shall be bound by all actions taken by the Co-Agents in their capacity as such. Following any Event of Default, the Co-Agents shall keep the Purchasers reasonably informed with written reports regarding material action taken on behalf of the Purchasers by the Co-Agents pursuant to the authority delegated to the Co-Agents under this Section 4.1. Each Co-Agent shall at all times act in his/her/its capacity as Co-Agent in a manner that such Co-Agent believes to be in the best interest of the Purchasers.

(d)               Neither of the Co-Agents nor any of their members, managers, directors, officers, employees, attorneys or other agents (as applicable) shall be liable to any Purchaser for any error of judgment, or any action taken, suffered or omitted to be taken, under the Security Agreement and the Share Pledge Agreement, except in the case of his/her/its gross negligence, bad faith or willful misconduct. The Co-Agents may consult with and engage legal counsel, independent public accountants, sales agents and other experts selected by him/her/it and shall not be liable for any action taken or omitted to be taken in good faith in accordance with the advice of counsel, accountants or experts; provided, however, that no Co-Agent shall be obligated to expend or advance any material out-of-pocket costs to fund any enforcement or collection activities or otherwise act in their capacity as Co-Agent hereunder, provided that each Co-Agent shall keep the Purchasers reasonably informed as to the status of the Co-Agent’s efforts hereunder, including as to whether lack of available funding for enforcement or collection activities is preventing the Co-Agents from vigorous pursuit of such activities. The Co-Agents may advance and/or may request from time to time that Purchasers make advances to Co-Agents to fund out-of-pocket costs and expenses, although no Co-Agent or Purchaser shall be obligated to make any such advance. Each Purchaser agrees that the Co-Agents and any Purchasers who make advances shall have first priority to be reimbursed (on a pro rata basis out of amounts collected based upon the amount so advanced or incurred) any and all such advances and, in the case of the Co-Agents, their costs, expenses, liabilities and losses incurred by the Co-Agents arising out of or resulting from any action taken or omitted to be taken by the Co-Agents under the Security Agreement and/or the Share Pledge Security Agreement, other than such losses arising out of or resulting from any Co-Agent’s gross negligence, bad faith or willful misconduct. After payment of costs, expenses, liabilities and losses in accordance with the preceding sentence, the Co-Agents shall distribute any amounts collected to the Purchasers (including Co-Agents) without preference on a pro rata basis based on the outstanding principal and interest owing on the Note issued to each Purchaser as of the date of such distribution. If any Purchaser shall receive more than his/her/its pro rata share, then such Purchaser shall remit any payment or issuance in excess of its pro rata share to the other Purchaser as necessary to equitably distribute such excess in accordance with this paragraph.

(e)                If the Co-Agents disagree with respect any material actions required or permitted to be taken by the Co-Agents hereunder or otherwise wish to seek the consent of the Purchasers to any proposed action, the Co-Agents shall promptly submit a summary of such proposed action in writing to the Purchasers and seek their consent to such action. Each Purchaser (including each Co-Agent) shall then submit in writing within 3 calendar days his/her/its vote on such matter (the “Purchaser Vote”). The result of the Purchaser Vote shall be determined by Purchasers (including Co-Agents) who actually respond timely to the Purchaser Vote that hold in aggregate more than 50% of the aggregate outstanding principal amount under the Notes of such responding Purchasers (a “Majority Vote”).

(f)                If, following any Event of Default, any Purchaser (including any Co-Agent) reasonably believes that the Co-Agents have reached a point of deadlock that has prevented them for at least 30 days (and will continue to prevent them for the foreseeable future) from vigorously seeking collection of amounts due to the Purchasers, such Purchaser may request the Co-Agents to jointly agree on an independent third party agent to replace the Co-Agents. If the Co-Agents cannot agree on an independent agent (or obtain a Majority Vote of Purchasers to appoint an independent agent) within 30 days of such Purchaser request, either Co-Agent may thereafter at any time request JAMS Orange County to appoint an agent in accordance with applicable JAMS rules from a list containing one proposed independent agent from each Purchaser who wishes to submit a suggestion. Any independent agent appointed by JAMS hereunder shall succeed to all rights of Co-Agents hereunder.

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(g)                Upon the death, incapacity or resignation of Knighted as Co-Agent, Knighted may appoint a replacement for Knighted as Co-Agent. Upon the death, incapacity or resignation of Steve Lipscomb as Co-Agent, a majority in interest of the Purchasers (by principal amount, other than Knighted) may appoint a replacement for such Co-Agent. If there is no Co-Agent available to serve (as a result of death, incapacity or resignation) for a period of 30 days and no replacement has accepted appointment, any Purchaser may seek the appointment of an independent agent under clause (f) above.

(h)               In the event that there are no Co-Agents available to serve and/or no Co-Agent is appointed and serving in such capacity hereunder, the Purchasers agree that any Secured Party shall have and may exercise alone any of the rights of a Co-Agent hereunder, and in so doing shall conduct all such activities pursuant to clause (d) above and shall be protected by the limitation of liability set forth in clause (d) above.

4.2                Costs and Expenses. The Company and each Purchaser shall be responsible for its own costs and expenses incurred in connection with the transactions contemplated by this Agreement and the SPAC Transaction.

4.3                Indemnity. Each Purchaser agrees to severally indemnify and hold harmless the Company and each other Purchaser, and their respective affiliates and their respective officers, directors, managers, stockholders, employees and agents from and against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation or any claim commenced or threatened, including attorney fees) arising out of or based upon any false or misleading representation or warranty hereunder, misinformation, breach or failure by such Purchaser hereunder or under any other document furnished or delivered by such Purchaser to any of the foregoing indemnified persons in connection with Purchaser’s investment in the Company.

4.4                Entire Agreement. This Agreement, the Note, the Security Agreement dated as of the date hereof by and among Allied Esports International Holdings Limited, the Purchasers and the other parties named therein, the Share Pledge Security Agreement dated as of the date hereof by and among the Company, the Purchasers and the other parties named therein, and the Disclosure Documents constitute the full and entire understanding and agreement among the parties with regard to the subject matter hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein. No Purchaser has been granted any rights in connection with the Offering or the purchase of the Notes that have not been granted to all of the Purchasers (except as set forth in Section 4.1 of this Agreement).

4.5                Governing Law; Venue. This Agreement shall be governed by the laws of the State of California without regard to its conflicts-of-law principles. The parties expressly acknowledge and agree that any judicial action to enforce any right of any party under this Agreement may be brought and maintained in the State of California, and the parties consent to the jurisdiction of the courts of the State of California, County of Orange, and the federal courts located in the Central District of the State of California. Accordingly, the parties hereby submit to the process, jurisdiction and venue of any such court. Each party hereby waives, and agrees not to assert, any claim that it is not personally subject to the jurisdiction of the foregoing courts in the State of California or that any action or other proceeding brought in compliance with this Section is brought in an inconvenient forum.

4.6                Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each Purchaser; provided that (i) all rights of each Purchaser, including rights to receive a Warrant and Earn-out Shares, shall automatically be assigned to any transferee of such Purchaser’s Note, and (ii) no Purchaser may assign its rights or obligations under this Agreement unless such Purchaser’s Note is assigned in connection therewith.

4.7                Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

4.8                Amendment and Waiver. This Agreement may be amended or modified, and any provision hereunder may be waived, only upon the prior written consent of the Company and each Purchaser. Any amendment that the Company agrees to with any one Purchaser must be presented to each other Purchaser as soon as is practicable thereafter so that such other Purchasers may elect, in each such Purchaser’s sole discretion, to enter into the same amendment with the Company.

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4.9                Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed effectively given and received when delivered in person or when sent by facsimile (confirmed by telephone or electronic mail), or on the day after mailing if sent by national overnight courier service or by certified or registered mail, return-receipt requested, addressed as follows:

(a)	if to the Company, at:
Tower B Fairmont, No. 1 Building 17th Floor 33# Community, Guangshun North Street Chaoyang District Beijing, 100102 China

With a copy to:

WPT Enterprises, Inc. Attn: David Polgreen 1920 Main Street, Suite 1150 Irvine, CA 92614

(b)	if to any Purchaser, at such Purchaser’s address set forth on the signature page hereto.

4.10            Counterparts. This Agreement may be executed in counterparts, all of which taken together shall constitute one agreement binding on the parties. Facsimile and electronically transmitted signatures shall be valid and binding to the same extent as original signatures. In making proof of this Agreement, it will be necessary to produce only one copy signed by the party to be charged.

4.11            Additional Purchasers. At any time after the date of this Agreement, and notwithstanding Section 4.8 above, one or more additional persons or entities may become a Purchaser under this Agreement by executing and delivering to the Company a counterpart of this Agreement. Immediately upon such execution and delivery in conjunction with the delivery of the Purchase Price by such person or entity (and without any further action), each such additional person or entity will become a party to, and will be entitled to the rights and benefits of, this Agreement as a Purchaser hereunder. In the event any such additional person or entity becomes a party to this Agreement as a Purchaser hereunder, the Company shall promptly provide to all of the Purchasers an updated Exhibit C listing all of the Purchasers and the Purchase Price of each Purchaser.

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SIGNATURE PAGES

Please indicate how you would like your Notes to be registered (check one):

☐ Individual Ownership (One signature required below)	☐ Trust or IRA

☐ Joint Tenants with Rights of Survivorship (All tenants must sign below)	☐ Corporation

☐ Tenants in Common (All tenants must sign below)	☐ Limited Partnership

☐ Other (Please specify): ________________________	☐ Limited Liability Company

☐ General Partnership

Total Note Amount: $_____________________

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I. Purchaser Information

Name:___________________________________

Social Security or Taxpayer Identification Number:________________________

Home Address (individuals): __________________________________________________________

(Street)       (City/State/Zip Code)

Jurisdiction of Organization (entities):__________________________________

Principal Place of Business (entities): _______________________________________
                                                                       (Street)           (City/State/Zip Code)

Telephone Number: ____________________ Facsimile Number: ___________________

Email Address: _________________________

Contact Person (entities): ________________________________

Date of Formation (entities): ____________________ Fiscal Year (entities): ____________________

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II. Accredited Investor Status under the Securities Act of 1933.

Please initial all appropriate spaces below indicating the basis upon which Purchaser may qualify as an “accredited investor” under the Securities Act of 1933.

FOR INDIVIDUALS
_____	Purchaser has a net worth (or joint net worth together with the undersigned’s spouse) in excess of $1,000,000, and has no reason to believe that such net worth will not remain in excess of $1,000,000 for the foreseeable future. Please Note: For purposes hereof, “net worth” means the excess of total assets at fair market value (excluding the value of a primary residence), over total liabilities (excluding liabilities secured by a primary residence, except to the extent that such liabilities exceed the fair market value of the primary residence).
_____

Purchaser had an annual income during the last two full calendar years of in excess of $200,000 (or joint annual income together with the undersigned’s spouse of in excess of $300,000) and reasonably expects to have an annual income in excess of $200,000 (or joint annual income together with the undersigned’s spouse of in excess of $300,000) during the current calendar year.

FOR CORPORATIONS, PARTNERSHIPS OR LIMITED LIABILITY COMPANIES
_____	Purchaser has total assets in excess of $5,000,000.
_____

All of the equity owners, unit owners and participants of Purchaser are accredited investors. If Purchaser initialed this statement and did not initial any of the preceding three statements, the Company in its sole discretion may require Purchaser to provide the Company with a list setting forth the names of all owners and participants and indicating the manner in which they qualify, and may require each such person to complete an accredited investor and qualified eligible person equity owner questionnaire in the form supplied by the Company.

_____	Purchaser is a broker-dealer registered under Section 15 of the Securities and Exchange Act of 1934.
FOR TRUSTS
_____

Purchaser has total assets in excess of $5,000,000, its purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in the Company.

_____	Purchaser is a revocable trust which may be amended or revoked at any time by the grantors thereof and all of the grantors are accredited investors and qualified eligible persons.

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III. Signatures.

INDIVIDUAL SUBSCRIBERS	ENTITY SUBSCRIBERS
_______________________________________ (Signature)	___________________________________ (Name of entity)
_______________________________________ (Printed name)	___________________________________ (Name of signatory)
_______________________________________ (Signature, if joint investment)	___________________________________ (Title)
_______________________________________ (Printed name, if joint investment)	___________________________________ (Signature)
Dated _________________, _________	Dated _________________, _________
ACCEPTED: Ourgame International Holdings Limited By:___________________ Name:_________________ Title: __________________ Dated: _________________, 2018

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Exhibit A

Form of Note

(see attached)

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EXHIBIT B

RISK FACTORS

You should carefully consider the risks described below before making a decision to invest in the Securities. If any of the following risks actually occurs, our business could be materially harmed. In that case, we may be unable to satisfy our obligations set forth in the Notes issued in the Offering, and you may lose all or part of your investment. You also should refer to the other information set forth in the Disclosure Documents, including but not limited to the public reports of the Company and Black Ridge, available at http://ir.ourgame.com/en/ir/info/report.html, and https://www.sec.gov/, respectively.

Our management will have broad discretion in using the net proceeds from the sale of the Notes.

A substantial part of the proceeds from the sale of the Notes will be for additional working capital of Allied Esports. The specific use will be in the discretion of our officers and Board of Directors, and it is not certain that such discretion will be beneficial to investors. Accordingly, prospective investors who invest in the Company will be entirely dependent on the judgment of management of the Company in connection with the use of proceeds related to the sale of the Notes. There can be no assurance that determinations ultimately made by management relating to the specific allocation of such proceeds will permit the Company to achieve its business objectives.

Ownership of the Securities involves substantial risk, and you may lose your entire investment.

The purchase of the Securities is a high-risk investment. Potential investors must be willing to risk the entire loss of their capital. No assurance or guaranty can be given as to the actual amount of financial return, if any, which may result from an investment in the Securities. Any investment in the Securities should be considered a high-risk investment and any such investment should be restricted to an investor's risk capital only. YOU COULD LOSE YOUR ENTIRE INVESTMENT.

The Offering has not been registered under applicable securities laws and you will not be able to transfer the Securities easily, if at all.

The Offering has not been registered under the Securities Act of 1933 or the securities laws of any state. Accordingly, the Securities cannot be sold or otherwise transferred unless such sale or transfer is subsequently registered under the Securities Act and applicable state securities laws, or unless exemptions from such registration are available. Consequently, you may not be able to transfer your Securities when you desire to do so, and for a value you deem to be sufficient.

We may need to raise additional capital in the near future to fund our operations, and such capital may not be available to us in sufficient amounts or on acceptable terms.

We may require additional sources of financing before we can generate revenues needed to sustain operations. In particular, management believes that our current cash is sufficient to continue operations of Allied Esports through September 2019, assuming the sale of Notes in the Offering in an aggregate amount of $10,000,000. Our operations, as currently conducted and anticipated to be conducted, generate costs related to the marketing and operation of the Allied Esports flagship Las Vegas Esports facility, the operation and maintenance of Allied Esport’s mobile Esports trucks, and ongoing consulting, legal and accounting expenses.

On September 25, 2018, the Company, Allied Esports and Black Ridge entered into the Term Sheet. If the transactions contemplated by the Term Sheet are not ultimately consummated, we may be required to raise additional capital. Additional financing could be sought from a number of sources, including but not limited to additional sales of equity or debt securities, or loans from banks, other financial institutions or affiliates of the Company. We cannot be certain that any such financing will be available on terms favorable to us if at all. If additional funds are raised by the issuance of debt or other equity instruments, we may become subject to certain operational limitations, and such securities may have rights senior to the rights of our Noteholders and stockholders. If adequate funds are not available on acceptable terms, we may be unable to fund the current operations, expansion or growth of our business.

There is no guarantee that we will consummate the SPAC Transaction contemplated by the Term Sheet.

The consummation of the SPAC Transaction contemplated by the Term Sheet is subject to a number of terms and conditions, some of which are beyond our control. A potential acquisition by Black Ridge., a special purpose acquisition company, permits its shareholders to redeem their shares in advance of the transaction, and the terms of the Term Sheet requires, among other things, that Black Ridge has at least $80 million in cash or liquid securities remaining after such redemptions. Consequently, there is no guarantee that the SPAC Transaction will close, and the failure to do so would mean the Purchasers may have limited liquidity options and our business may suffer.

13

EXHIBIT C

SECURED CONVERTIBLE PROMISSORY NOTES

14

10.44